                                                                     Exhibit d.3
                                                                     -----------

                        TAXABLE AUCTION MARKET PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES M

                                  NO PAR VALUE
                    $25,000 Liquidation Preference per Share

Number
------
  1

                                                               CUSIP 957664 20 4
                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                         WESTERN ASSET PREMIER BOND FUND
                                SHARE CERTIFICATE

     This certifies that Cede & Co. is the owner of ______________________ (___) fully paid and non-assessable Taxable Auction Market Preferred Share(s) of Beneficial Interest, Series M, No Par Value Per Share, $25,000 Liquidation Preference Per Share, of Western Asset Premier Bond Fund (the "Fund"), the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of December 17, 2001, establishing the Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Bylaws of the Fund, and all amendments thereto, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
 Deutsche Bank Trust Company Americas
  Transfer Agent and Registrar

BY:


-------------------------------------       -------------------------------------       ---------------------------------------
Authorized Signature                        Treasurer                                   President

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     This certificate is issued subject to the provisions restricting transfers of the Taxable Auction Market Preferred Shares of Beneficial Interest, Series M, contained in the Bylaws of Western Asset Premier Bond Fund, as amended.

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation               Equivalent                       Abbreviation                Equivalent
------------               ----------                       ------------                ----------
JT TEN                     As joint tenants, with rights of TEN IN COM                  As tenants in common
                           survivorship and not as tenants  TEN BY ENT                  As tenants by the entireties
                           in common                        UNIF TRANSFERS MIN ACT      Uniform Transfers to Minors Act

Abbreviation               Equivalent                       Abbreviation                Equivalent
------------               ----------                       ------------                ----------
ADM                        Administrator(s)                 FDN                         Foundation
                           Administratrix                   PL                          Public Law
AGMT                       Agreement                        TR                          (As) trustee(s) for, of
CUST                       Custodian for                    UA                          Under Agreement
EST                        Estate, Of estate of             UW                          Under will of, Of will of,
EX                         Executor(s), Executrix                                       Under last will & testament
FBO                        For the benefit of

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM
                                  -------------

FOR VALUE RECEIVED, ___________________________________________________ hereby
                                         (I/We)
sell, assign and transfer unto:


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________
                   Please print or typewrite name and address
                    (including postal zip code of assignee)

________________________________________________________________________________


_________________________________________________________________________ Shares

represented by this Certificate, and do hereby irrevocably constitute and appoint ________________________________________________ Attorney,

to transfer such beneficial interest on the books of the Fund with full power of substitution in the premises.

Dated _________________,    _____

                               Signature(s)_____________________________________
Signature Guaranteed By                    (The signature to this assignment
                                           must correspond exactly with the name
                                           as written upon the face of this
                                           Certificate in every particular,
                                           without alteration or enlargement or
                                           any change whatsoever. If more than
                                           one owner, all must sign.)

__________________________________
(Signature must be guaranteed by a
commercial bank or trust company
or member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

                        TAXABLE AUCTION MARKET PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES W

                                  NO PAR VALUE
                    $25,000 Liquidation Preference per Share

Number
------
  1

                                                               CUSIP 957664 30 3
                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                         WESTERN ASSET PREMIER BOND FUND
                                SHARE CERTIFICATE

     This certifies that Cede & Co. is the owner of ____________________________ (___) fully paid and non-assessable Taxable Auction Market Preferred Share(s) of Beneficial Interest, Series W, No Par Value Per Share, $25,000 Liquidation Preference Per Share, of Western Asset Premier Bond Fund (the "Fund"), the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of December 17, 2001, establishing the Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Bylaws of the Fund, and all amendments thereto, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
 Deutsche Bank Trust Company Americas
  Transfer Agent and Registrar

BY:


-------------------------------------       -------------------------------------       ---------------------------------------
Authorized Signature                        Treasurer                                   President

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     This certificate is issued subject to the provisions restricting transfers of the Taxable Auction Market Preferred Shares of Beneficial Interest, Series W, contained in the Bylaws of Western Asset Premier Bond Fund, as amended.

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation               Equivalent                       Abbreviation                Equivalent
------------               ----------                       ------------                ----------
JT TEN                     As joint tenants, with rights of TEN IN COM                  As tenants in common
                           survivorship and not as tenants  TEN BY ENT                  As tenants by the entireties
                           in common                        UNIF TRANSFERS MIN ACT      Uniform Transfers to Minors Act

Abbreviation               Equivalent                       Abbreviation                Equivalent
------------               ----------                       ------------                ----------
ADM                        Administrator(s)                 FDN                         Foundation
                           Administratrix                   PL                          Public Law
AGMT                       Agreement                        TR                          (As) trustee(s) for, of
CUST                       Custodian for                    UA                          Under Agreement
EST                        Estate, Of estate of             UW                          Under will of, Of will of,
EX                         Executor(s), Executrix                                       Under last will & testament
FBO                        For the benefit of

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM
                                  -------------

FOR VALUE RECEIVED, ___________________________________________________ hereby
                                         (I/We)
sell, assign and transfer unto:


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________
                   Please print or typewrite name and address
                    (including postal zip code of assignee)

________________________________________________________________________________


_________________________________________________________________________ Shares

represented by this Certificate, and do hereby irrevocably constitute and appoint ________________________________________________ Attorney,

to transfer such beneficial interest on the books of the Fund with full power of substitution in the premises.

Dated _________________,    _____

                               Signature(s)_____________________________________
Signature Guaranteed By                    (The signature to this assignment
                                           must correspond exactly with the name
                                           as written upon the face of this
                                           Certificate in every particular,
                                           without alteration or enlargement or
                                           any change whatsoever. If more than
                                           one owner, all must sign.)

__________________________________
(Signature must be guaranteed by a
commercial bank or trust company
or member firm of any national stock
exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.